                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A



                                 CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)  December 21, 1994
                                                  ------------------------------


                             IRT Property Company
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Georgia                          1-7859               58-1366611
- --------------------------------------------------------------------------------
   (State or other jurisdiction         (Commission          (IRS Employer
        of incorporation)               File Number)       Identification No.)



 200 Galleria Parkway, Suite 1400, Atlanta, GA               30339
- --------------------------------------------------------------------------------
    (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code   (404) 955-4406
                                                   -----------------------------

                                       N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                AMENDMENT NO. 2

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its December 21, 1994 Report on Form 8-K filed on January 5, 1995, as amended under Form 8-K/A dated January 20, 1995, as set forth in the pages attached hereto:

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following financial statements, pro forma financial information and exhibits are a part of this report.

         (a)     Financial Statements.     Combined statement of revenues and
                 certain continuing expenses of the Thirteen Centers listed below for the year ended December 31, 1994 (audited).

                          Ambassador Row, Lafayette, Louisiana
                          Ambassador Courtyard, Lafayette, Louisiana
                          Bluebonnet Village, Baton Rouge, Louisiana
                          The Boulevard, Lafayette, Louisiana
                          The Crossing, Slidell, Louisiana
                          Millervillage, Baton Rouge, Louisiana
                          Pinhook Plaza, Lafayette, Louisiana
                          Plaza Acadienne, Eunice, Louisiana
                          Sherwood South, Baton Rouge, Louisiana
                          Siegen Village, Baton Rouge, Louisiana
                          Village at Northshore, Slidell, Louisiana
                          Country Club Plaza, Slidell, Louisiana
                          Tarpon Heights, Galliano, Louisiana

         (b)     Pro Forma Financial Information (unaudited).

                 (i) Pro forma combined balance sheet of the Registrant as of December 31, 1994, (with the combined balance sheet reflecting the assets and liabilities of the Eleven Centers purchased in 1994 and the pro forma adjustments reflecting the assets and liabilities of the Two Centers purchased in 1995) and pro forma statements of earnings of the Registrant for the year ended December 31, 1994 (assuming acquisition of the aforesaid Thirteen Centers as of January 1, 1994).

                 (ii) Estimated pro forma earnings from operations and funds from operations of the Thirteen Centers.

         (c)     Exhibits.

                 (i) Agreement for Purchase and Sale dated November 23, 1994 between Maurin-Ogden Limited Partnership, Sherwood South General Partnership, Pinhook Plaza Limited Partnership, Gause 11 Limited Partnership and the Company (exclusive of exhibits thereto), as amended by the First Amendment to Agreement for Purchase and Sale dated December 1, 1994 and the Second Amendment to Agreement for Purchase and Sale dated December 20, 1994 (previously filed under cover of Form 8-K dated January 5, 1995).

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           IRT PROPERTY COMPANY
                                           --------------------



Date:   March 1, 1995                      By:/s/ Mary M. Thomas
                                              -------------------------------
                                              Mary M. Thomas
                                              Executive Vice President &
                                              Chief Financial Officer

                              THE THIRTEEN CENTERS


                       COMBINED STATEMENT OF REVENUES AND

                          CERTAIN CONTINUING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                 TOGETHER WITH

                                AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders of
IRT Property Company:


We have audited the accompanying combined statement of revenues and certain continuing expenses of THE THIRTEEN CENTERS identified in Note 1 of the notes to the combined statement of revenues and certain continuing expenses for the year ended December 31, 1994. This financial statement is the responsibility of the management of the Thirteen Centers. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain continuing expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of IRT Property Company, as described in Note 2, and is not intended to be a complete presentation of the Thirteen Centers' revenues and certain continuing expenses.

In our opinion, the combined statement of revenues and certain continuing expenses referred to above presents fairly, in all material respects, the revenues and certain continuing expenses of The Thirteen Centers for the year ended December 31, 1994 prepared pursuant to the rules and regulations of the Securities and Exchange Commission in conformity with generally accepted accounting principles.

                                      ARTHUR ANDERSEN LLP


Atlanta, Georgia
January 25, 1995

                              THE THIRTEEN CENTERS


                       COMBINED STATEMENT OF REVENUES AND

                          CERTAIN CONTINUING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1994



     REVENUES:

     Base rent                                                  $  9,095,764

     Percentage rent                                                 105,881

     Expense recoveries                                            1,204,241
                                                                ------------
             Total revenues                                       10,405,886
                                                                ------------
     CERTAIN CONTINUING EXPENSES:

     Reimbursable operating expense                                1,447,731

     Nonreimbursable operating expense                               108,623

     Management fees                                                 368,066

     Interest expense                                              1,805,076

     Ground rent                                                      31,500
                                                                ------------
             Total certain continuing expenses                     3,760,996
                                                                ------------
     REVENUES IN EXCESS OF CERTAIN CONTINUING EXPENSES            $6,644,890
                                                                ============





   The accompanying notes are an integral part of this combined statement.

                             THE THIRTEEN CENTERS


                 NOTES TO COMBINED STATEMENT OF REVENUES AND

                         CERTAIN CONTINUING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1994


  1.  GENERAL

      On November 23, 1994, IRT Property Company ("IRT" or the "Company"), a real estate investment trust, entered into a contract to acquire 13 shopping centers (the "Thirteen Centers" or the "properties") from a Massachusetts limited partnership and various related or affiliated Louisiana partnerships. These properties are managed by Stirling Properties, Inc., an affiliate of the sellers. Therefore, the accompanying combined statement of revenues and certain continuing expenses includes the results of operations of the following properties:

              -     Ambassador Row--Lafayette, Louisiana
              -     Ambassador Courtyard--Lafayette, Louisiana
              -     Bluebonnet Village--Baton Rouge, Louisiana
              -     The Boulevard--Lafayette, Louisiana
              -     The Crossing--Slidell, Louisiana
              -     Millervillage--Baton Rouge, Louisiana
              -     Pinhook Plaza--Lafayette, Louisiana
              -     Plaza Acadienne--Eunice, Louisiana
              -     Sherwood South--Baton Rouge, Louisiana
              -     Siegen Village--Baton Rouge, Louisiana
              -     Village at Northshore--Slidell, Louisiana
              -     Country Club Plaza--Slidell, Louisiana
              -     Tarpon Heights--Galliano, Louisiana

  2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

      The accompanying financial statement is not representative of the actual operations of the properties for the period presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the properties. The Company is not aware of any material factors relating to the properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of interest on debt not assumed, depreciation and amortization, and other costs not directly related to the future operations of the properties.

      REVENUE RECOGNITION

      Expense recoveries are based on common area maintenance, property tax, and insurance expenses, as defined in the leases, and are accrued on a monthly basis. Percentage rents, based on tenants' sales volumes, are recognized as revenue when received.

      MANAGEMENT FEES

      Management fees are included in the statement of revenues and certain continuing expenses to the extent the charges conform to IRT's current policy of charging 4% of base and percentage rents.

  3.  TENANT LEASE TERMS

      The properties were leased to various tenants under operating leases that expire at various dates. The occupancy levels during 1994 and other leasing information were as follows:

                                              AVERAGE
                                              PERCENT        EXPIRATION        EXPIRATION
                                 AVERAGE     LEASED TO        DATES OF          DATES OF
                                 PERCENT       ANCHOR          ANCHOR            OTHER
             PROPERTY            LEASED       TENANTS          TENANTS          TENANTS
             --------            -------     ---------       ----------        ----------
      Ambassador Row               98%         69%        1996, 2002, 2006     1995-2002

      Ambassador Courtyard          87         61         1996, 2004, 2011     1995-2007

      Bluebonnet Village           100         54         1998, 2008           1995-2000

      The Boulevard                 84         50         1997, 2004           1995-1999

      Country Club Plaza            80         65         1995, 2008           1996-1999

      The Crossing                  93         79         2003, 2009           1996-1997

      Millervillage                 90         75         2002, 2009           1995-1999

      Pinhook Plaza                 96         69         1999, 2005, 2007     1995-2000

      Plaza Acadienne               96         85         2000, 2005           1995

      Sherwood South                98         57         1997, 2002           1995-2011

      Siegen Village                94         80         2012                 1995-2004

      Tarpon Heights                91         65         2003, 2008           1995-2001

      Village at Northshore         95         84         2009, 2012, 2013     1996-2003

  4.  COMMITMENTS

      The Company assumed preexisting mortgages on four properties totaling approximately $18,264,000 maturing from 1998 to 2013 with certain call provisions. Interest rates range from 9% to 11%.

      The Company assumed two ground leases expiring in 1998 and 2008 with aggregate annual ground rental payments of $31,500 plus 15% of percentage rentals received.

  5.  FUTURE MINIMUM RENTALS

      Minimum base rentals on noncancelable operating leases for the Thirteen Centers for the next five years and thereafter are as follows:

                    1995                               $  8,892,407
                    1996                                  8,134,848
                    1997                                  7,262,155
                    1998                                  6,882,062
                    1999                                  6,490,012
                    Thereafter                           47,267,731
                                                       ------------
                                                       $ 84,929,215
                                                       ============

                              IRT PROPERTY COMPANY
                        PRO FORMA COMBINED BALANCE SHEET
                               DECEMBER 31, 1994
                                  (Unaudited)

         The following unaudited pro forma combined balance sheet sets forth, on a pro forma basis, the effect of the acquisition by IRT Property Company (the "Company") of the Thirteen Centers as if the transaction had been consummated on December 31, 1994. Eleven of the Thirteen Centers (the "Eleven Centers") were acquired on December 21, 1994. Thus, the audited financial statements of the Company include the assets, liabilities and earnings from operations of the Eleven Centers as of December 21, 1994 and for the eleven days from December 21, 1994 through December 31, 1994. Reference is hereby made to Item 2 of this Form 8-K for information regarding the purchase price and mortgage debt assumed of the Eleven Centers. The acquisition of two of the Thirteen Centers (the "Two Centers") purchased January 6, 1995 are reflected in the pro forma adjustments.

         This pro forma balance sheet should be read in conjunction with its notes together with the financial statements of the Company included in its Form 10-K for the year ended December 31, 1994.

                                                                            Pro Forma
                                                                           Adjustments           IRT Property
                                                   IRT PROPERTY              Increase             Company Pro
                                                      COMPANY               (Decrease)          Forma  Combined
                                                   ------------            -----------          ---------------
                                                    (Audited)              (Unaudited)            (Unaudited)
 ASSETS
   Real estate investments:
     Rental properties, at cost                    $442,642,705           $ 6,901,007  (a)        $449,543,712
     Less-Accumulated depreciation                  (41,677,722)               37,078  (d)         (41,640,644)
                                                    -----------            ----------              -----------
                                                    400,964,983             6,938,085              407,903,068
   Net investment in direct financing
     leases                                           9,295,880                                      9,295,880
   Mortgage loans, net                                8,292,143                                      8,292,143
                                                    -----------            ----------              -----------
       Net real estate investments                  418,553,006             6,938,085              425,491,091
   Cash and cash equivalents                          1,841,388            (4,248,156) (c)             426,539
                                                                             (166,693) (d)
                                                                            3,000,000  (e)
   Accrued interest receivable                          544,712                                        544,712
   Prepaid expenses and other assets                  7,640,249                 5,193  (c)           7,645,442
                                                    -----------            ----------              -----------
                                                   $428,579,355          $  5,528,429             $434,107,784
                                                    ===========           ===========              ===========

 LIABILITIES AND SHAREHOLDERS' EQUITY
   Liabilities:
     Mortgage notes payable                        $105,107,084           $ 2,464,344  (b)        $107,571,428
     7.3% convertible subordinated
       debentures                                    86,250,000                                     86,250,000
     Indebtedness to bank                            26,000,000             3,000,000  (e)          29,000,000
     Accrued interest on debentures                   2,378,583                                      2,378,583
     Accrued expenses and other
       liabilities                                    4,726,224               193,700  (c)           4,919,924
     Deferred income taxes                            1,079,000                                      1,079,000
                                                    -----------           -----------              -----------
         Total liabilities                          225,540,891             5,658,044              231,198,935
                                                    -----------           -----------              -----------
   Shareholders' Equity:
     Common Stock                                    25,420,747                                     25,420,747
     Additional paid-in capital                     197,937,465                                    197,937,465
     Cumulative distributions in
       excess of net earnings                       (20,319,748)             (129,615) (d)         (20,449,363)
                                                    -----------           -----------              -----------
         Total shareholders' equity                 203,038,464              (129,615)             202,908,849
                                                    -----------           -----------              -----------
                                                   $428,579,355          $  5,528,429             $434,107,784
                                                    ===========           ===========              ===========

                              IRT PROPERTY COMPANY
                   NOTES TO PRO FORMA COMBINED BALANCE SHEET
                               DECEMBER 31, 1994
                                  (Unaudited)



(a)      Additions to Rental Properties

         The increase in real estate investments is based on the initial purchase price of the Two Centers plus the estimated costs of acquisition.

                 Initial purchase price                    $ 6,658,000
                 Estimated costs of acquisition                243,007
                                                           -----------
                                                           $ 6,901,007
                                                           ===========
(b)      Additions to Mortgage Notes Payable

         The increase in mortgage note payable is based on the balance of first mortgage financing assumed as a part of the acquisition price. This mortgage was valued by the Company, for financial reporting purposes, assuming current interest rates.

                 Balance of assumed mortgage financing     $ 2,383,454
                 Mortgage premium                               80,890
                                                           -----------
                                                           $ 2,464,344
                                                           ===========

(c)      Changes in Cash and Other Assets and Liabilities

         The $4,248,156 decrease in cash reflects the payment of the purchase price, net of mortgage financing assumed and normal prorations, plus costs of acquisition. The increase in prepaid expenses and other assets and in accrued expenses and other liabilities reflect the normal prorations from the sellers.

(d) Changes to Accumulated Depreciation, Cash and Cummulative Distributions in Excess of Net Earnings

         The $37,078 decrease in accumulated depreciation, $166,693 decrease in cash and $129,615 decrease in cumulative distributions in excess of net earnings represent the reversal of the operations of the Eleven Centers for the period from December 21, 1994 through December 31, 1994.

(e)      Additions to Cash and Indebtedness to Bank

         The $3,000,000 increase in both cash and indebtedness to bank reflects estimated additional borrowings that would have been necessary to acquire the Two Centers as of December 31, 1994.

                              IRT PROPERTY COMPANY
                    PRO FORMA COMBINED STATEMENT OF EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (Unaudited)

         The following unaudited pro forma combined statement of earnings for the year ended December 31, 1994 has been prepared by combining the consolidated statement of earnings of IRT Property Company (the "Company") with the combined statement of revenues and certain continuing expenses, as adjusted, of the Thirteen Centers for the period indicated.

         The pro forma combined statement presented below assumes that the purchase of the Thirteen Centers had been consummated as of January 1, 1994.

         The pro forma combined statement of earnings does not necessarily reflect operations as they would have been if IRT had owned the Centers during such periods and should not be deemed to be necessarily indicative of the future results of the Company after the purchase.

         The pro forma combined statement of earnings should be read in conjunction with its notes, together with the combined statement of revenues and certain continuing operating expenses of the Thirteen Centers for the year ended December 31, 1994, included as an exhibit herein, and the financial statements of the Company included in its Form 10-K for the year ended December 31, 1994.

                                                                                                            IRT
                                                                                      Pro Forma           Property
                                                               Operations of         Adjustments           Company
                                            IRT PROPERTY       The Thirteen           Increase            Pro Forma
                                              COMPANY            Centers             (Decrease)           Combined
                                             ----------       ---------------        -----------          ---------
                                              (Audited)          (Audited)           (Unaudited)         (Unaudited)
 YEAR ENDED DECEMBER 31, 1994
 ----------------------------
 REVENUES:
   Income from rental properties             $44,681,220        $10,405,886        $  (166,693) (e)     $54,920,413
   Interest                                    3,267,486                            (2,040,484) (a)       1,227,002
   Interest on direct financing
     leases                                    1,253,438                                                  1,253,438
                                              ----------         ----------         ----------           ----------
                                              49,202,144         10,405,886         (2,207,177)          57,400,853
                                              ----------         ----------         ----------           ----------
 EXPENSES:
   Operating expenses of rental
     properties                               10,318,596          1,955,920              (d)             12,274,516
   Interest on mortgages                       8,191,240          1,805,076            (20,792) (f)       9,975,524
   Interest on debentures                      6,202,025                                                  6,202,025
   Interest on indebtedness to
     banks                                       159,603                               636,000  (b)         795,603
   Depreciation                                8,214,192                             1,500,686  (c)       9,714,878
   Amortization of debt costs                    446,454                                                    446,454
   General and administrative                  2,881,111                                 (d)              2,881,111
                                              ----------         ----------         ----------           ----------
                                              36,413,221          3,760,996          2,115,894           42,290,111
                                              ----------         ----------         ----------           ----------
     Earnings before gain on sales
       of properties and
       extraordinary items                   $12,788,923        $ 6,644,890        $(4,323,071)         $15,110,742
                                              ==========         ==========         ==========           ==========
 Per share earnings before gain on
   sales of properties and
   extraordinary items                             $0.50                                                      $0.60
                                                    ====                                                       ====
 Average shares outstanding                   25,349,303                                                 25,349,303
                                              ==========                                                 ==========

                             IRT PROPERTY COMPANY
                   NOTES TO PRO FORMA COMBINED STATEMENTS OF
                 EARNINGS FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (Unaudited)



Adjustments assuming that the acquisition of the Centers occurred at the beginning of the period with the acquisition being funded by cash remaining from the Company's 1993 stock and debenture offerings and additional borrowings under the Company's revolving term loan:

(a) Decrease in interest income from short-term investments due to utilization of an average of approximately $48,752,000 of cash for the acquisition. Short-term investments earned an average interest rate of approximately 4.19% for the year ended December 31, 1994.

(b) Increase in interest expense on bank indebtedness based on estimated average borrowings for the year ended December 31, 1994 of approximately $11,846,000 at 6.2% partially offset by lower commitment fees.

(c) Increase in depreciation expense for the additional operating centers in 1994 partially offset by actual depreciation recognized on the Eleven Centers for the period of December 21, 1994 through December 31, 1994. The total annual depreciation expense for the Thirteen Centers is $1,537,764.

(d) The operating expenses of rental properties for the Centers includes management fees of $368,066 for the year ended December 31, 1994. It is assumed that these fees would offset any increase in general and administrative expenses required by an increase in personnel and associated costs.

(e) Decrease in income from rental properties to reverse the actual income recognized on the Eleven Centers for the period December 21, 1994 through December 31, 1994.

(f) Decrease in interest on mortgages as a result of the Company valuing one of the assumed mortgages, for financial reporting purposes, based on current interest rates at the date of acquisition.

                             IRT PROPERTY COMPANY
            ESTIMATED PRO FORMA COMBINED EARNINGS FROM OPERATIONS
                 AND FUNDS FROM OPERATIONS OF THE REGISTRANT
                                  (Unaudited)


         The following presents the estimated pro forma combined earnings from operations and funds from operations of the Company for the year ended December 31, 1994 assuming that the purchase of the Thirteen Centers had been consummated as of January 1, 1994. Earnings from operations is not taxable to the Registrant because it qualifies as a real estate investment trust under the Internal Revenue Code. Funds from operations is defined as net cash flows from operating activities before changes in accrued assets and liabilities. These estimated pro forma results do not purport to present expected results of operations for these properties in the future and were prepared on the basis described in the notes to the pro forma financial statements which should be read in conjunction herewith.



                                                                              Pro Forma        IRT Property
                                                          Operations of      Adjustments        Company Pro
                                         IRT Property     The Thirteen        Increase             Forma
                                            Company          Centers          (Decrease)         Combined
                                         ------------      ----------        -----------       ------------
                                          (Audited)         (Audited)        (Unaudited)        (Unaudited)

 Earnings from Operations                  $12,788,923       $6,644,890        $(4,323,071)       $15,110,742

 Depreciation                                8,214,192                           1,500,686          9,714,878

 Amortization of debt costs                    446,454           -                  -                 446,454

 Recovery of investment in
   direct financing leases                     166,019           -                  -                 166,019
                                            ----------        ---------         ----------         ----------

 Funds from operations                     $21,615,588       $6,644,890        $(2,822,385)       $25,438,093
                                            ==========        =========         ==========         ==========